American Beacon Bridgeway Large Cap Growth Fund

American Beacon Bridgeway Large Cap Value Fund

Supplement dated March 15, 2024

to the

Prospectus and Summary Prospectus, each dated May 1, 2023, as previously amended or supplemented

The Board of Trustees (“Board”) of the American Beacon Funds (the “Trust”), at the recommendation of American Beacon Advisors, Inc. (“AmBeacon”), has approved, effective May 1, 2024: (i) the termination of the investment advisory agreement among AmBeacon, Bridgeway Capital Management, LLC, and the Trust, on behalf of the American Beacon Bridgeway Large Cap Growth Fund and the American Beacon Bridgeway Large Cap Value Fund (the “Funds”), and (ii) a new investment advisory agreement among AmBeacon, Numeric Investors LLC (“Numeric”), and the Trust, on behalf of the Funds. In connection with these approvals, the Board also approved changing each Fund’s name to the American Beacon Man Large Cap Growth Fund and the American Beacon Man Large Cap Value Fund, respectively.

Accordingly, effective May 1, 2024, the following changes are made to the Funds’ Prospectus and Summary Prospectus, as applicable:

A.       American Beacon Bridgeway Large Cap Growth Fund

I.	The name of the Fund is changed to American Beacon Man Large Cap Growth Fund, and all references to American Beacon Bridgeway Large Cap Growth Fund are deleted and replaced with American Beacon Man Large Cap Growth Fund.

II.	All references and information relating to Bridgeway Capital Management, LLC (“Bridgeway Capital”) are deleted.

III.	On page 2 of the Prospectus and Summary Prospectus, the “Fund Summary – American Beacon Bridgeway Large Cap Growth Fund - Principal Investment Strategies” section is deleted in its entirety and replaced with the following:

The Fund invests in a diversified portfolio of stocks of large capitalization companies that are listed on the New York Stock Exchange, NYSE American, or Nasdaq. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the large-cap growth category at the time of purchase. For purposes of the Fund's investments, "large-cap stocks" are common stocks of companies whose market capitalization (stock market worth) falls within the range of the Russell 1000® Index at the time of investment. The Russell 1000 Index is an unmanaged, market value weighted index, which measures the performance of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000 Index is reconstituted from time to time. The market capitalization range for the Russell 1000 Index was $353.3 million to $2.9 trillion as of January 31, 2024.

The Fund’s sub-advisor, Numeric Investors LLC (“Numeric”), uses a proprietary model-driven quantitative approach to select large-cap growth stocks generally represented in the Russell 1000® Growth Index, plus large capitalization stocks with similar "growth" characteristics that are not represented in the Russell 1000 Growth Index (collectively, “large-cap growth” stocks). The Russell 1000 Growth Index includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Numeric selects stocks that have, in its opinion, attractive valuations, positive long-term growth characteristics, sustainable competitive advantages, relatively benign competitive environments, and favorable industry dynamics. In seeking to achieve this goal, stocks are selected from the universe using a balance of proprietary quantitative models that blend fundamental investment concepts with other uncorrelated drivers of stock returns to aid in forecasting a company’s long term business prospects. A discretionary overlay based on fundamental research supplements the quantitative models to verify data, validate assumptions, and incorporate any insights that may not be picked up by the models. The discretionary overlay is expected to operate only to exclude stocks from the portfolio that have been recommended by the models. The overlay will not identify stocks for investment outside of the models.

Based on statistically driven rules in the quantitative models, securities are sold in Numeric’s discretion for various reasons, including, without limitation, when they fall into the bottom 50% of the stock selection universe, the reasons for selecting the stock are no longer valid, or when necessary to maintain the risk profile of the overall Fund. Numeric will not necessarily sell a stock if it

“migrates” outside the market capitalization range of the Russell 1000 Index after purchase or if a stock begins to have characteristics of a “value” stock as opposed to a growth stock. As a result, the Fund may invest in stocks that are no longer large-cap growth stocks, including stocks of mid-capitalization companies and stocks that exhibit value characteristics.

Numeric’s investment process incorporates environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of potential portfolio investments. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made. In addition, Numeric does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. Numeric may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.

Although the Fund seeks investments across a number of sectors, from time to time, the Fund may have significant positions in particular sectors, including the Information Technology sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Information Technology sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

The Fund may invest cash balances in a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. The Fund also may purchase and sell equity index futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.

IV.	On page 2 of the Prospectus and page 3 of the Summary Prospectus, in the “Fund Summary – American Beacon Bridgeway Large Cap Growth Fund - Principal Risks” section, the third sentence of “Environmental, Social, and/or Governance Investing Risk” is deleted.

V.	On page 4 of the Prospectus and Summary Prospectus, in the “Fund Summary – American Beacon Bridgeway Large Cap Growth Fund - Principal Risks” section, “Model and Data/Programming Error Risk” is deleted and replaced with the following:

Model and Data/Programming Error Risk

The success of the sub-advisor’s investment strategy depends largely on the effectiveness of its quantitative research models and investment programs. Models (including quantitative models), data, and investment programs are used to screen potential investments for the Fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks and programs may not react as expected to market events, resulting in losses for the Fund. Some of the models used by the sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. There is no assurance that the models are complete or accurate, or representative of future market cycles, nor will they always be beneficial to the Fund if they are accurate. Additionally, programs may become outdated or experience malfunctions which may not be identified by the sub-advisor and therefore may also result in losses to the Fund. These models and programs may negatively affect Fund performance for various other reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or overreaction).

Models and data are known to have errors, omissions, imperfections, and malfunctions (collectively, “System Events”). The sub-advisor seeks to reduce the incidence and impact of System Events, to the extent feasible, through a combination of internal testing, simulation, real-time monitoring, and use of independent safeguards in the overall portfolio management process and often in the software code itself. Despite such testing, monitoring and independent safeguards, System Events will result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, delays in the execution of anticipated trades, the failure to properly allocate trades, the failure to properly gather and organize available data, the failure to take certain hedging or risk reducing actions and/or the taking of actions which increase certain risk(s) - all of which may have materially adverse effects on the Fund. System Events in third-party provided data are generally entirely outside the control of the sub-advisor.

VI.	On page 5 of the Prospectus and Summary Prospectus, in the “Fund Summary – American Beacon Bridgeway Large Cap Growth Fund - Principal Risks” section, “Tax Management Risk” is deleted.

VII.	On page 6 of the Prospectus and Summary Prospectus, the “Fund Summary – American Beacon Bridgeway Large Cap Growth Fund – Management – Sub-Advisor” section is deleted in its entirety and replaced with the following:

The Fund’s investment sub-advisor is Numeric Investors LLC.

VIII.	On page 6 of the Prospectus and Summary Prospectus, the “Fund Summary – American Beacon Bridgeway Large Cap Growth Fund - Portfolio Managers” section is deleted in its entirety and replaced with the following:

Numeric Investors LLC	Daniel Taylor Chief Investment Officer, Portfolio Manager Since 2024	Ben Zhao Portfolio Manager Since 2024

IX.	On page 26 of the Prospectus, the first bulleted disclosure under the “Additional Information About Investment Policies and Strategies – 80% Investment Policies” section is deleted and replaced with the following:

The American Beacon Man Large Cap Growth Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the large-cap growth category at the time of purchase.

B.       American Beacon Bridgeway Large Cap Value Fund

I.	The name of the Fund is changed to American Beacon Man Large Cap Value Fund, and all references to American Beacon Bridgeway Large Cap Value Fund are deleted and replaced with American Beacon Man Large Cap Value Fund.

II.	All references and information relating to Bridgeway Capital Management, LLC (“Bridgeway Capital”) are deleted.

III.	On pages 8-9 of the Prospectus and page 2 of the Summary Prospectus, the “Fund Summary – American Beacon Bridgeway Large Cap Value Fund - Principal Investment Strategies” section is deleted in its entirety and replaced with the following:

The Fund invests in a diversified portfolio of stocks of large capitalization companies that are listed on the New York Stock Exchange, NYSE American, or Nasdaq. Under normal market conditions, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap value category at the time of purchase. For purposes of the Fund's investments, "large-cap stocks" are common stocks of companies whose market capitalization (stock market worth) falls within the range of the Russell 1000® Index at the time of investment. The Russell 1000 Index is an unmanaged, market value weighted index, which measures the performance of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000 Index is reconstituted from time to time. The market capitalization range for the Russell 1000 Index was $353.3 million to $2.9 trillion as of January 31, 2024.

The Fund’s sub-advisor, Numeric Investors LLC (“Numeric”), uses a proprietary model-driven quantitative approach to select large-cap value stocks generally represented in the Russell 1000® Value Index, plus large capitalization stocks with similar “value” characteristics that are not represented in the Russell 1000 Value Index (collectively, “large-cap value” stocks). The Russell 1000 Value Index includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Numeric selects stocks that have, in its opinion, attractive valuations, positive long-term growth characteristics, sustainable competitive advantages, relatively benign competitive environments, and favorable industry dynamics. In seeking to achieve this goal, stocks are selected from the universe using a balance of proprietary quantitative models that blend fundamental investment concepts with other uncorrelated drivers of stock returns to aid in forecasting a company’s long term business prospects. A discretionary overlay based on fundamental research supplements the quantitative models to verify data, validate assumptions, and incorporate any insights that may not be picked up by the models. The discretionary overlay is expected to operate only to exclude stocks from the portfolio that have been recommended by the models. The overlay will not identify stocks for investment outside of the models.

Based on statistically driven rules in the quantitative models, securities are sold in Numeric’s discretion for various reasons, including, without limitation, when they fall into the bottom 50% of the stock selection universe, the reasons for selecting the stock are no longer valid, or when necessary to maintain the risk profile of the overall Fund. Numeric will not necessarily sell a stock if it “migrates” outside the market capitalization range of the Russell 1000 Index after purchase or if a stock begins to have characteristics of a “growth” stock as opposed to a value stock. As a result, the Fund may invest in stocks that are no longer large-cap value stocks, including stocks of mid-capitalization companies and stocks that exhibit growth characteristics.

Numeric’s investment process incorporates environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of potential portfolio investments. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made. In addition, Numeric does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. Numeric may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.

The Fund may invest cash balances in a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. The Fund also may purchase and sell equity index futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.

IV.	On page 9 of the Prospectus and page 2 of the Summary Prospectus, in the “Fund Summary – American Beacon Bridgeway Large Cap Value Fund - Principal Risks” section, the third sentence of “Environmental, Social, and/or Governance Investing Risk” is deleted.

V.	On page 10 of the Prospectus and page 3 of the Summary Prospectus, in the “Fund Summary – American Beacon Bridgeway Large Cap Value Fund - Principal Risks” section, the following is added immediately after “Futures Contracts Risk”:

Growth Companies Risk

Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. The Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company stocks may also lack the dividend yield that can cushion stock price declines in market downturns.

VI.	On page 11 of the Prospectus and page 4 of the Summary Prospectus, in the “Fund Summary – American Beacon Bridgeway Large Cap Value Fund - Principal Risks” section, “Sector Risk” and “Financials Sector Risk” are deleted.

VII.	On page 11 of the Prospectus and page 4 of the Summary Prospectus, in the “Fund Summary – American Beacon Bridgeway Large Cap Value Fund - Principal Risks” section, “Model and Data/Programming Error Risk” is deleted and replaced with the following:

Model and Data/Programming Error Risk

The success of the sub-advisor’s investment strategy depends largely on the effectiveness of its quantitative research models and investment programs. Models (including quantitative models), data, and investment programs are used to screen potential investments for the Fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks and programs may not react as expected to market events, resulting in losses for the Fund. Some of the models used by the sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. There is no assurance that the models are complete or accurate, or representative of future market cycles, nor will they always be beneficial to the Fund if they are accurate. Additionally, programs may become outdated or experience malfunctions which may not be identified by the sub-advisor and therefore may also result in losses to the Fund. These models and programs may negatively affect Fund performance for various other reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or overreaction).

Models and data are known to have errors, omissions, imperfections, and malfunctions (collectively, “System Events”). The sub-advisor seeks to reduce the incidence and impact of System Events, to the extent feasible, through a combination of internal testing, simulation, real-time monitoring, and use of independent safeguards in the overall portfolio management process and often in the software code itself. Despite such testing, monitoring and independent safeguards, System Events will result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, delays in the execution of anticipated trades, the failure to properly allocate trades, the failure to properly gather and organize available data, the failure to take certain hedging or risk reducing actions and/or the taking of actions which increase certain risk(s) - all of which may have materially adverse effects on the Fund. System Events in third-party provided data are generally entirely outside the control of the sub-advisor.

VIII.	On page 12 of the Prospectus and page 4 of the Summary Prospectus, in the “Fund Summary – American Beacon Bridgeway Large Cap Value Fund - Principal Risks” section, “Tax Management Risk” is deleted.

IX.	On page 13 of the Prospectus and page 6 of the Summary Prospectus, the “Fund Summary – American Beacon Bridgeway Large Cap Value Fund – Management – Sub-Advisor” section is deleted in its entirety and replaced with the following:

The Fund’s investment sub-advisor is Numeric Investors LLC.

X.	On page 13 of the Prospectus and page 6 of the Summary Prospectus, the “Fund Summary – American Beacon Bridgeway Large Cap Value Fund - Portfolio Managers” section is deleted in its entirety and replaced with the following:

Numeric Investors LLC	Daniel Taylor Chief Investment Officer, Portfolio Manager Since 2024	Ben Zhao Portfolio Manager Since 2024

C.        Both Funds

I.	On page 26 of the Prospectus, in the “Additional Information About the Funds – Additional Information About the Management of the Funds” section, the fourth paragraph is deleted and replaced with the following:

American Beacon Man Large Cap Growth Fund and American Beacon Man Large Cap Value Fund

The Funds’ assets are allocated among the Manager (with respect to the portion allocated to short-term investments) and the following investment sub-advisor:

•	Numeric Investors LLC

II.	On page 28 of the Prospectus, in the “Additional Information About the Funds – Additional Information About Risks” section, the following changes are made to the table:

•	In the row entitled “Sector Risk,” the “X” in the column for the American Beacon Man Large Cap Value Fund is deleted.
•	The row entitled “Financials Sector Risk” is deleted.
•	The row entitled “Tax Management Risk” is deleted.
•	In the row entitled “Growth Companies Risk,” an “X” is added in the column for the American Beacon Man Large Cap Value Fund.

III.	On page 29 of the Prospectus, in the “Additional Information About the Funds – Additional Information About Risks” section, the fourth sentence of “Environmental, Social, and/or Governance Investing Risk” is deleted.

IV.	On page 33 of the Prospectus, in the “Additional Information About the Funds – Additional Information About Risks” section, “Financials Sector Risk” is deleted.

V.	On page 34 of the Prospectus, in the “Additional Information About the Funds – Additional Information About Risks” section, “Tax Management Risk” is deleted.

VI.	On page 35 of the Prospectus, the “Fund Management - The Sub-Advisors” section pertaining to Bridgeway Capital is deleted in its entirety and replaced with the following:

NUMERIC INVESTORS LLC ("Numeric"), 200 Pier 4 Boulevard, Fifth Floor, Boston, MA, 02210, is a registered investment advisory firm formed in 1989. Numeric is a limited liability company that is a wholly-owned indirect subsidiary of Man Group plc ("Man"). As of December 31, 2023, Numeric had total assets under management of $40.8 billion1. Numeric serves as sub-advisor to the American Beacon Man Large Cap Growth Fund and American Beacon Man Large Cap Value Fund.

The persons who are jointly and primarily responsible for the day-to-day management of the Funds are listed below:

Daniel Taylor is Chief Investment Officer of Numeric. He also serves on the Numeric Investment Committee. Dan has had multiple roles at Numeric since joining as an intern in 1998, including director of small cap strategies, head of hedge fund strategies, and senior member of Numeric’s strategic alpha research team. During his tenure at Numeric, Dan has conducted a wide range of research, including areas such as momentum, earnings quality, valuation, investor behavior, and market timing. Dan holds a Bachelor of Arts degree in economics with honors from Harvard University. He is also a CFA Charterholder.

[1]	Numeric total assets under management excludes approximately USD 1.4 billion in leveraged assets. Total assets combines both assets under management and assets under advisement. Assets under management represent the aggregate fair value of all discretionary and non-discretionary assets, including fee paying and non-fee paying portfolios. Assets under advisement represent advisory-only assets where the firm provides a model portfolio and does not have decision making or trading authority over the assets.

Ben Zhao is a portfolio manager at Numeric. Ben joined Numeric as a quantitative researcher in 2017. Prior to joining Numeric, Ben worked as a quantitative trading strategist at Grantham Mayo Van Otterloo in Boston. Ben graduated from Duke University with a doctorate degree in economics with a focus on financial econometrics. In addition, he received a master’s degree in economics from Duke University and a bachelor’s degree in mathematics and economics from University of Wisconsin-Madison.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

American Beacon Bridgeway Large Cap Growth Fund

American Beacon Bridgeway Large Cap Value Fund

Supplement dated March 15, 2024

to the

Statement of Additional Information (“SAI”), dated May 1, 2023, as previously amended or supplemented

The Board of Trustees (“Board”) of the American Beacon Funds (the “Trust”), at the recommendation of American Beacon Advisors, Inc. (“AmBeacon”), has approved, effective May 1, 2024: (i) the termination of the investment advisory agreement among AmBeacon, Bridgeway Capital Management, LLC, and the Trust, on behalf of the American Beacon Bridgeway Large Cap Growth Fund and the American Beacon Bridgeway Large Cap Value Fund (the “Funds”), and (ii) a new investment advisory agreement among AmBeacon, Numeric Investors LLC (“Numeric”), and the Trust, on behalf of the Funds. In connection with these approvals, the Board also approved changing each Fund’s name to the American Beacon Man Large Cap Growth Fund and the American Beacon Man Large Cap Value Fund, respectively.

Accordingly, effective May 1, 2024, the following changes are made to the Funds’ SAI, as applicable:

I.	The name of the American Beacon Bridgeway Large Cap Growth Fund is changed to American Beacon Man Large Cap Growth Fund, and all references to American Beacon Bridgeway Large Cap Growth Fund are deleted and replaced with American Beacon Man Large Cap Growth Fund.

II.	The name of the American Beacon Bridgeway Large Cap Value Fund is changed to American Beacon Man Large Cap Value Fund, and all references to American Beacon Bridgeway Large Cap Value Fund are deleted and replaced with American Beacon Man Large Cap Value Fund.

III.	On page 1, in the “Organization and History of the Funds” section, the second paragraph is deleted and replaced with the following:

Effective May 1, 2024, Numeric Investors LLC (“Numeric”) replaced Bridgeway Capital Management, LLC as sub-advisor to the American Beacon Man Large Cap Growth Fund and the American Beacon Man Large Cap Value Fund. Prior to that date, the Funds were named the American Beacon Bridgeway Large Cap Growth Fund and the American Beacon Bridgeway Large Cap Value Fund, respectively.

IV.	On pages 1-2, in the “Additional Information About Investment Strategies and Risks” section, the following changes are made to the table:

In the row entitled “Real Estate Related Investments,” the “X” in the columns for the American Beacon Man Large Cap Growth Fund and the American Beacon Man Large Cap Value Fund are deleted.

In the rows entitled “Preferred Stock” and “Small-Capitalization Companies Risk,” an “X” is added in the columns for the American Beacon Man Large Cap Growth Fund and the American Beacon Man Large Cap Value Fund.

V.	On page 32, in the “Investment Sub-Advisory Agreements” section, the table for Bridgeway Capital Management, LLC is deleted and replaced with the following:

Numeric Investors LLC (“Numeric”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/ Entity Business
Man Investment Holdings Inc.	Sole Member	Direct Holding Company
Man Group plc	Ultimate Parent Company of Man Investment Holdings Inc.	Investment Management Firm

VI.	On page 32, in the “Investment Sub-Advisory Agreements” section, the following paragraphs are added at the end of the section:

The Trust, on behalf of each Fund, and the Manager have entered into an Investment Advisory Agreement with Numeric pursuant to which each Fund sub-advised by Numeric has agreed to pay Numeric an annualized sub-advisory fee that is calculated and accrued daily based on the combined Funds’ average daily net assets equal to 0.20% on the first $600 million, 0.18% on the next $400 million, and 0.15% on the Funds’ average daily net assets thereafter. In calculating the applicable percentage fee rate, the assets under management by Numeric for the Funds are combined.

Because Numeric did not manage any Fund assets prior to May 1, 2024, no subadvisory fees have been paid to Numeric.

In rendering investment advisory services to the Funds sub-advised by Numeric, Numeric may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Investment Sub-Advisor’s Foreign Affiliates”), to provide portfolio management, research, and trading services to the Funds. Under a Participating Affiliate Agreement, each of the Investment Sub-Advisor’s Foreign Affiliates are considered participating affiliates of Numeric pursuant to applicable guidance from the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each of the Investment Sub-Advisor’s Foreign Affiliates and any of their respective employees who provide services to a Fund are considered under the Participating Affiliate Agreement to be “supervised persons” of Numeric as that term is defined in the Investment Advisers Act of 1940, as amended.

VII.	On page 37, in the “Portfolio Managers” section, the first paragraph and first table are deleted and replaced with the following:

The portfolio managers to each Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the respective Fund. Information regarding these other accounts has been provided by each sub-advisor and is set forth below. The number of accounts and assets for Numeric Investors LLC is shown as of December 31, 2023, and the number of accounts and assets for Stephens Investment Management Group, LLC is shown as of December 31, 2022.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Numeric Investors LLC (“Numeric”)
Daniel Taylor	None	2 ($42 mil)	2 ($349 mil)	None	None	1 ($195 mil)
Ben Zhao	None	1 ($15 mil)	1 ($154 mil)	None	None	None

VIII.	On page 37, in the “Portfolio Managers - Conflicts of Interest” section, the first and second paragraphs are deleted in their entirety and replaced with the following:

As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by each sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of a Fund and other accounts. The information regarding potential conflicts of interest of a sub-advisor was provided by Numeric Investors as of December 31, 2023, and by Stephens Investment Management Group, LLC as of December 31, 2022.

Numeric Investors LLC (“Numeric”) The portfolio managers, in performing their duties with Numeric, manage accounts other than the Funds that Numeric sub-advises (collectively with other accounts managed by the sub-advisor and its affiliates, “Other Accounts”). The Funds have no interests in these activities. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of Other Accounts for which the portfolio managers are responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among each Fund and Other

Accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Funds and the Other Accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Funds. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will report such potential conflict to the compliance department in accordance with the policies and procedures of the sub-advisor.

IX.	On page 38, in the “Portfolio Managers - Compensation” section, the first through fifth paragraphs are deleted in their entirety and replaced with the following:

The following is a description provided by each investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager. The description for Numeric is as of December 31, 2023, and the description for Stephens is as of December 31, 2022.

Numeric Portfolio managers at the sub-advisor are compensated through a base salary and discretionary bonus. Base salaries are benchmarked against key competitors, using external market data providers. Annual discretionary bonuses are based on assessments of personal, team and company performance. Portfolio managers’ discretionary bonus compensation therefore is based upon the profitability of the sub-advisor and the wider Man Group. Portfolio managers will typically have part of their discretionary bonus mandatorily deferred, with the proportion deferred increasing as total compensation increases. A share or fund award is granted in respect of the deferred portion and will typically be subject to a three- or five-year vesting period. The share awards grant participants a conditional right over Man Group plc shares and the fund awards grant a conditional right to receive a cash sum at a future date which is equal to the market value of units in the selected investment products managed by Man Group entities. For portfolio managers at the sub-advisor whose deferred award is above $40,000, at least 25% of the deferred portion is mandatorily deferred into one of the investment products that they manage and they can elect that up to 100% of the deferred portion is deferred into units of investment products managed by Man Group entities (or up to 75% for portfolio managers who are members of the Man Group executive committee). The remainder of the deferred portion will be deferred into share awards. There are no other special compensation schemes for the portfolio managers.

X.	On page 38, in the “Portfolio Managers - Ownership of the Funds” section, the first paragraph and the first table are deleted in their entirety and replaced with the following:

A Portfolio Manager’s beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of a Portfolio Manager’s immediate family or by a trust of which a Portfolio Manager is a trustee could be considered ownership by a Portfolio Manager. The tables below set forth each Portfolio Manager’s beneficial ownership of a Fund as of December 31, 2023 for Numeric Investors LLC, and as of December 31, 2022 for Stephens Investment Management Group, LLC, as provided by each Fund’s respective sub-advisor.

Name of Investment Advisor and Portfolio Manager	American Beacon Man Large Cap Growth Fund	American Beacon Man Large Cap Value Fund
Numeric Investors LLC
Daniel Taylor	None	None
Ben Zhao	None	None

XI.	In “Appendix B – Proxy Voting Policies for the Sub-Advisors – Bridgeway Capital Management, Inc. Proxy Voting Policy”, the title is changed to “Appendix B – Proxy Voting Policies for the Sub-Advisors –Numeric Investors LLC Proxy Voting Policy,” and the section is deleted in its entirety and replaced with the following:

MAN GROUP

GLOBAL PROXY VOTING POLICY

1. Introduction

Upon entering into an investment management agreement or similar agreement (an “IMA”), Man2 may be authorized, required or instructed to vote proxies or asked to advise on the voting of proxies in relation to investments managed or advised pursuant to such agreement.

The global proxy voting policy (this “Policy”) sets out the policies and procedures that Man will undertake in carrying out this function.

All personnel3 are required to read and comply with this Policy as it is relevant to them.

For purposes of this Policy, the term “proxy(ies)” includes vote, waiver, consent, amendment, modification, resolution or other vote, or any proposals therefor, or the granting or withholding of any consents with respect thereto.

2. Policy

2.1	Where, in relation to a client/client account/Man product[4] (each a “client”), the client has:

2.1.1	provided Man with authority and/or discretion to vote proxies – Man, through its portfolio management personnel, Stewardship Team or relevant operations personnel, as applicable, are required to make voting determinations consistent with its fiduciary duty;

2.1.2	specifically instructed Man to vote proxies or certain proxies – Man will vote such proxies in accordance with such client’s instructions;

2.1.3	in the case of an ERISA client not consented to Man’s Policy, Man will take no action in relation to proxies; or

2.1.4	retained the power to vote proxies – Man will take no action in relation to proxies.

2.2	For the avoidance of doubt, Man will not vote a proxy in relation to an investment held by a product that it does not manage (e.g., Man will not vote proxies for an investment held in a managed account managed by a third-party manager).

2.3	In addition, if there is a regulatory requirement to vote proxies on behalf of a client, Man will ensure that the client’s agreement with Man properly provides Man with either the authority to vote proxies in Man’s discretion and/or the means and procedures by which Man is to be instructed to vote proxies on such client’s behalf For purposes of this policy, any client where Man has the authority to vote proxies or has instructed Man to vote proxies is referred to as “Proxy Client(s)”.

3.       Voting

3.1	Proxy votes that may be voted at Man’s discretion, or where Man has been specifically instructed by a client to vote proxies, will be evaluated and Man will seek to vote in the best interest of the relevant Proxy Client(s). It should be noted that there may be times whereby Man invests in the same securities/assets while managing different investment strategies and/or client accounts; accordingly, it may be appropriate in certain cases that such securities/assets are voted differently across different investment strategies and/or client accounts, based on their respective investment thesis and other portfolio considerations.

[2]	Man means Man Group plc and its controlled subsidiaries and partnerships.
[3]	For the purposes of this policy, “personnel” is not a legally defined term but includes every employee, officer, partner, director and other person having a similar status or performing similar functions or otherwise subject to the supervision and control of Man.
[4]	For the purposes of this policy, “client account,” “Man product” and “client” mean and include any account or product over which a Man entity has investment discretion or for which a Man entity provides investment advice, for example, as investment adviser, as investment manager or as collateral manager.

3.2	It should be noted that Man will only vote proxies on securities and other portfolio assets held by clients or in which clients have an economic interest as of the relevant voting date and time. Proxies received for securities that have been loaned out or are on contract for difference/swap will generally not be voted.[5] In addition, from time to time clients may hold equity positions purely for financing purposes. The net result of these holdings is that the client has no economic interest in the issuer and as such Man will refrain from voting.

3.3	In the case where a client provides Man with specific instructions as to the manner in which a particular proxy should be voted, Man will follow such instructions.

3.4	A proxy to be voted on behalf of a Proxy Client must be voted in a prudent manner under the prevailing circumstances, and in accordance with this Policy and Man’s other legal duties. Upon the termination of a Proxy Client’s agreement with Man, Man will no longer vote proxies for such Proxy Client.

3.5	There may be times when Man believes that refraining from voting is in its Proxy Clients’ overall best economic interest, such as when the expected cost of voting exceeds the expected benefit to the relevant Proxy Client(s). As an example, voting on a security of an issuer that is domiciled in a country where Man does not have a presence may involve additional costs such as a translator or travelling to such country to vote in person. In addition, there may be situations whereby voting may restrict trading such as in the case of share blocking and re-registration. Documentation will be maintained of all proposals that are not voted for Proxy Clients and the reasons therefor.

3.6	With respect to any ERISA clients[6] for which Man is an investment manager or similar service provider, Man will act prudently and solely in the best interest of the participants and beneficiaries of such ERISA client, and will consider the costs involved in voting a proxy. In addition, Man will obtain consent from ERISA clients to vote proxies in accordance with this Policy.

3.7	With respect to any Man US SEC-registered investment company for which Man is an investment manager, Man will be responsible for voting proxies and reporting the manner in which such proxies are voted on an annual basis. In the case of an SEC-registered investment company for which Man is a sub-adviser, Man will vote proxies if required by the IMA.

3.8	The Stewardship Team or the relevant operations team is responsible for monitoring proxies, conducting administrative functions with respect to proxies and, where applicable, overseeing that any relevant proxy voting service is voting proxies for all Proxy Voting Service Clients (as defined below).

3.9	In addition, on an on-going basis Man will endeavour to identify material conflicts of interest, if any, which may arise between Man and one or more issuers of clients’ portfolio securities, with respect to votes proposed by and/or affecting such issuer(s), in order to ensure that all votes are voted in the overall best interest of clients.

3.10	Man has established Stewardship and Proxy Voting Committees for certain advisers to be responsible for resolving proxy voting issues when deemed necessary; making proxy voting decisions where a material conflict of interest may exist; monitoring compliance with this Policy; and setting new and/or modifying existing policy. The Charter of the Stewardship and Proxy Voting Committees (which lists the current members of the Stewardship and Proxy Voting Committees) is attached as Appendices to this policy. Compliance will undertake monitoring of the Stewardship teams conflict resolution process (such as the proxy watch list) where potential conflicts of interest may exist.

3.11	Any attempts by personnel to influence a vote in a manner that is inconsistent with this Policy should be immediately brought to the attention of Compliance.

3.12	Any person receiving an inquiry directly from an issuer regarding a particular proxy should immediately notify (via e-mail or other appropriate means) the Stewardship Team or the relevant operations team.

3.13	It is Man’s general policy not to disclose Man’s view on a specific proxy issue/vote or its clients’ ownership interests in securities, other than required by law. Limited and confidential disclosure of the foregoing may however be made for business and/or legal purposes.

[5]	On a case by case basis, stock may be recalled in order to vote.
[6]	For the sake of clarity the term ERISA client includes ERISA funds

4.       Proxy voting services

Man has appointed, and will appoint from time to time, one or more proxy voting service companies, to provide it with certain proxy voting services (detailed below) for Proxy Clients (“Proxy Voting Service Clients”).

GLG, AHL and Numeric have appointed Glass Lewis as their proxy voting service with respect to portfolio equity securities. The services to be provided by Glass Lewis include, but are not limited to, analyses, research, recommendations and guidelines to assist GLG, AHL and Numeric in voting proxies on behalf of their Proxy Voting Service Clients. GLG, AHL and Numeric have adopted the Glass Lewis standard policy with an overlay focused on Environmental, Social and Governance (“ESG”) standards (collectively “Man Proxy Voting Guidelines”).

In the event that the current proxy voting service provider is to be replaced, a process will be initiated where the Stewardship Committee approve and appoint an alternative provider. Man will undertake initial due diligence on any new proxy voting service company. Man will also perform ongoing due diligence on all appointed proxy voting service companies. This ongoing due diligence will generally include review of the proxy voting service company’s policies and procedures, conflict procedures and voting guidelines at least annually to ascertain their adequacy.

4.1       Proxy Voting Guidelines - Equity Securities

Where applicable, GLG, AHL and Numeric will generally vote proxies for Proxy Voting Service Clients in accordance with the Man Proxy Voting Guidelines, unless otherwise specifically instructed to vote otherwise by the portfolio manager or such Proxy Voting Service Client.

Man Group’s Proxy Voting Policy uses the Glass Lewis standard policy as the base but applies a number of additional guidelines. These guidelines target specific areas where we think higher standards should be promoted and include a climate policy overlay, which mainly applies to executive compensation and director elections. This is a Task Force on Climate-related Financial Disclosures (TCFD)centred proxy voting policy that takes into account a company’s size and sector to ensure that shareholders execute votes that both promote a transition to a low-carbon future and make sense from a financial perspective in the context of a company’s operations. The climate policy is constructed around three tiers: Tier 1 consists of Climate Action 100+ companies and receives the highest degree of scrutiny; Tier 2 consists of companies that the Sustainability Accounting Standards Board (SASB) has identified as having a financially material risk due to GHG emissions; and Tier 3 comprises all remaining companies, which have lower exposure to climate risks.

The Man Group Voting Policy Guidelines are summarised in the table below:

Key Areas	Man Group Voting Policy Guidelines
Board Gender Diversity

Vote against the chair of the nomination committee wherein a company fails to meet legal requirements, nominate any women to the board, or meet the best practice standard prevalent in the market and has not disclosed any cogent explanation or plan to promote board gender diversity.

At large cap companies, vote against the male members of the nominating and/or governance committee when there is less than 30% female representation on the board of directors.

At small cap companies, vote against the male members of the nominating and/or governance committee when there is not at least one woman serving on the board.

For Russell 1000 companies, vote against male members of the nominating/governance committee when the Diversity Disclosure rating is poor.

For MSCI US companies, vote against the nominating/governance committee chair if there is no disclosure of EE01 reporting.

Human Rights	For MSCI world companies, vote against the board chair when the company is not an UNGC participant or signatory, or the Human Rights Policy does not align with UNDHR (Vote against the audit committee chair if the board chair and CEO are combined or the board chair is not up).

Board Tenure and Refreshment	Vote against members of the nomination and/or governance committees wherein the board has an average tenure of greater than 10 years and there have been no new nominees in the last 5 years.
Executive Compensation

Vote against executive compensation policies wherein a company has received a Glass Lewis Pay-for-Performance grade of ‘D’ or ‘F’ and sustainability is not an explicit consideration when determining executive pay*.

Vote against executive compensation policies if compensation is not linked to climate change (Tier 1), environmental issues (Tier 2) or sustainability (Tier 3).

*Only applies to Canada, USA, and Australia.

Independent Auditor	Vote against reappointment if the auditor has served for longer than 20 years.
Reincorporation	Vote against reincorporation proposals wherein a Company will be reincorporating to a tax haven and / or reincorporating offshore for tax and / or governance avoidance or to the detriment of shareholders.
Shareholder Proposals	Generally support shareholder initiatives that request additional disclosure on behalf of a company or are otherwise environmentally or socially positive, and not conversely aimed at limiting disclosure or consideration of key issues.
Climate policy overlay on Director Elections	Vote against if the company lacks an ESG committee, has experienced environmental / climate-related controversies or concerns are identified in relation to reporting, GHG emissions or SBTi GHG emission targets, or other related controversies.

The Glass Lewis standard proxy voting guidelines can be found on Glass Lewis’ website at:

https://www.glasslewis.com/voting-policies-current/.

The Stewardship Team or relevant operations team utilizes pre-populated votes provided by Glass Lewis when voting proxies. The Stewardship Team or relevant operations team employs screening to identify high-value positions7 and manually reviews the pre-populated votes for such positions. Certain types of proxy voting proposals, for example related to significant corporate events or contested director elections, may also require a more detailed company–specific analysis rather than applying standard proxy voting guidelines. Man portfolio managers should assist the Stewardship Team or relevant operations team in identifying such instances so that consideration can be given to whether the standard proxy guidelines remain appropriate. In addition, the Stewardship Team or relevant operations team will monitor additional information provided by a relevant issuer in response to a voting recommendation made by Glass Lewis together with any updated voting recommendation8.

Nevertheless, in voting proxies, Man will take into account what is in the overall best economic interest of its Proxy Voting Service Clients. Man will maintain documentation memorialising the decision to vote a proxy in a manner different from what is stated in any relevant proxy voting guidelines, and the Stewardship Committee will be periodically informed of any such votes.

Furthermore, although Man may have adopted the relevant applicable proxy voting guidelines, , in the case where a Proxy Voting Service Client provides Man with specific instructions as to the manner in which a proxy should be voted, Man will follow such instruction notwithstanding that they may not be in accordance with the relevant proxy voting guidelines. Documentation will be maintained of any proxy voting instruction or guideline provided by a Proxy Voting Service Client. As deemed appropriate, the proxy voting service company will be notified of any specific proxy voting instruction or guideline provided by a Proxy Voting Service Client.

[7]	High value positions are determined with reference to factors such as % of shares outstanding, % or client assets under management, ESG rating and other issuers of interest.
[8]	This is undertaken by reviewing the Report Feedback Statement provided by Glass Lewis

5.    Internal Proxy Process

Where a proxy voting service company has either not been appointed to provide services or does not cover a particular security or other relevant portfolio asset, a manual voting process will be managed and executed by the relevant Stewardship Team/operations team, and documentation of such vote(s) will be maintained accordingly.

6.    Proxy Ballot Information

Man may receive proxies, ballots or other vote requests and related information and disclosures for clients from relevant proxy voting service companies, issuers, custodians, administrators, trustees, agent banks, prime brokers and/or other third parties.

The Stewardship Team/ or the relevant operations team will be responsible for the following as it relates to any proxies, ballots or other votes made on behalf of Proxy Clients:

(i)	Maintaining a record of any proxy, ballot or other vote request and related information and other disclosures received. Where a proxy voting service company has been appointed and Man receives any of the foregoing for a Proxy Voting Service Client directly, the Stewardship Team/relevant operations team will send such proxy, ballot or vote (as the case may be) to the relevant proxy voting service company to be incorporated into their electronic database. A record of the proxies received through a proxy voting service company will be maintained in such company’s database for Proxy Voting Service Clients;
(ii)	Maintaining a record of the votes cast. Where applicable, a record of the votes cast through a proxy voting service company will be maintained in such company’s database. However, a record of votes cast on behalf of Proxy Clients pursuant to Man’s discretion, irrespective of whether they are also Proxy Voting Service Clients, will be maintained by the Stewardship Team/ or the relevant operations team; and
(iii)	Where relevant, maintaining any documentation or data that was material in making a decision regarding a particular proxy, or that memorialises the basis for the decision, including proxies that were not voted for a Required Proxy Client.

Certain information relating to Man’s proxy voting activities are publicly available at Man RI website.

7.    Proxy Voting Responsibilities

The Stewardship Team/or the relevant operations team will be responsible for the following as it relates to Proxy Clients:

(i)	Ensuring that all proxies for Proxy Clients are voted in accordance with this Policy;
(ii)	Monitoring proxies including pre-populated votes;
(iii)	Where applicable, determining whether the subject issuer is on the Proxy Watch List (see section 11.2 below). If so, any proxy, ballot or other vote request and related information and other disclosures received should be forwarded to the Stewardship Committee for its information;

(iv) Ensuring that Proxy Voting Service Clients are appropriately set up in Man’s systems in order to provide necessary data to the proxy voting service company; and

(v)	Where applicable, submitting any instructions for a Proxy Voting Service Client through the relevant proxy voting service company’s platform in a timely manner for proxies that Man is voting differently than what is being recommended by the proxy voting service company.

The Stewardship Team or the relevant trading operations team, when voting, will vote in accordance with the following criteria in the following order of priority:

(i)	First, specific instructions, if any, provided by the Proxy Client;
(ii)	Secondly, the proxy voting guidelines, if any, provided by a Proxy Client and agreed to by Man;
(iii)	Thirdly, in a manner as instructed by the relevant portfolio manager; and
(iv)	Fourthly, where applicable, the proxy voting guidelines of the relevant proxy voting service company.

8.	Proxy Voting – Silvermine

As a leveraged loan manager, Silvermine is typically delegated the power and responsibility to exercise certain voting rights (i.e., credit agreement amendments, waivers, forbearances, and other forms of related corporate actions) with respect to leveraged loans. When exercising such voting rights, Silvermine takes action based on what is considered to be the best financial interests of its clients. In certain instances, Silvermine refrains from exercising voting rights where it believes that voting is inappropriate, including, among other situations, the cost of voting would exceed any anticipated benefit to the client or where there is little to no economic benefit to the clients associated with the vote such as situations where there is no fee associated with the amendment process. Fees paid in connection with exercising such voting rights are borne by the affected clients and not Silvermine.

Silvermine will endeavor to identify material conflicts of interest, if any, which may arise between Silvermine and one or more obligors of clients’ portfolio positions, with respect to votes proposed by and/or affecting such issuer(s), in order to ensure that all votes are voted in the overall best interest of clients.

Silvermine may use the services of LendAmend, a third-party firm which provides support to loan market participants in managing the process of administering loan amendments. LendAmend does not provide research or recommendations with respect to exercising voting rights pertaining to leveraged loans. It provides statistics regarding required percentages and processes the execution of the amendments. Fees for LendAmend services are borne by the agent banks engaged in the solicitation and not by Silvermine or its clients. Silvermine Senior Management is responsible for overseeing the proxy voting process for Silvermine clients.

9.     Proxy Voting - FRM and MSL

9.1 FRM and MSL do not generally vote proxies on directly tradable equity securities. This section of the Policy and Appendix B instead aim to address voting governance related to FRM and MSL’s investments in third party managed funds. In instances where FRM and MSL are to vote in matters related to funds managed by affiliated Investment Managers, such votes (for this purpose including any consents) will also be referred to Compliance for review.

FRM’s investment program primarily involves investing client assets in third party managed funds. Depending on the specific matter to be voted or agreed, FRM and MSL Middle Office (“FRM and MSL MO”), Product Legal, and or the FRM Investment teams may be responsible for reviewing and voting accordingly. FRM and MSL MO is responsible for determining which of the party(ies) listed above should review the voting matter.

MSL typically allocates client assets to strategies managed by affiliated Investment Managers within Man Group or FRM approved third party managed funds or managed accounts. Depending on the specific matter to be voted or agreed, FRM and MSL MO, Product Legal, and or the Man Solutions Investment teams may be responsible for reviewing and voting accordingly. FRM and MSL MO is responsible for determining which of the party(ies) listed above should review the voting matter.

All documentation relating to the voting matter is maintained on the Corporate Actions SharePoint or other centralized location. The Corporate Actions Procedure provides more details as to who is responsible for voting on specific matters. Appendix B provides details on specific policies relating to certain matters that FRM or MSL may vote.

As part of its due diligence process on FRM approved funds to which FRM and MSL allocate client assets to, FRM reviews underlying portfolio fund manager’s corporate actions/proxy voting policies and procedures where deemed appropriate. For such funds, voting rights have been waived to the extent applicable, and as such the frequency of voting should be minimal.

For the avoidance of doubt, in the event that FRM or MSL have proxy voting authority on directly tradable equity securities, FRM and MSL will be subject to section 4 of this Policy titled “Proxy Voting Guidelines - Equity Securities”.

9.2   Routine Matters

Routine matters are typically proposed by Management (as defined below) of an underlying third party fund and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the underlying fund; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the underlying fund; and (iii) they are consistent with customary industry standards and practices, as well as the laws applicable to the underlying fund.

For routine matters, FRM and MSL will vote in accordance with the recommendation of the underlying third-party fund's management, directors, general partners, managing members or trustees (collectively, the "Management"), as applicable, unless, in FRM or MSL's opinion, such recommendation is not in the best interests of its clients.

9.3   Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by an underlying third party fund's Management or beneficial owners (i.e., shareholders, members, partners, etc. (collectively, the "Owners")). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws applicable to the underlying fund. Non-routine matters will be reviewed on a case by case basis and will be voted in the best interest of clients.

10.   Disclosure

Man will, where required, provide Proxy Clients with the following:

(i)	A concise summary of this Policy and any material amendments thereto;
(ii)	An offer to provide clients with a copy of this Policy upon request; and
(i)	Information, including contact details, as to how Proxy Clients can obtain information regarding how securities and other investments held in their accounts were voted.

If a Proxy Client requests information on how securities/investments held in its accounts were voted, Man will provide, at a minimum:

(i)	the name of the issuer;
(ii)	the proposal voted upon; and
(iii)	how Man voted the relevant proxy.

In the case of a US SEC-registered investment company for which Man is an investment manager, Man will provide a shareholder with requested information on proxy voting within 3 business days of receipt of the request.

It is Man’s general policy not to disclose the manner in which it intends to vote a particular proxy prior to the deadline therefor.

11.  Material Conflicts of Interest

11.1	Given the nature of Man’s business activities, material conflicts of interest may arise between Man and its clients with respect to the voting of proxies. The Stewardship Committee will be responsible for identifying actual and potential material conflicts of interest. These conflicts of interest may include, but are not limited to, the following:

11.1.1    Directorships

Certain personnel and/or members of such personnel’s immediate family may be on the board of directors of public or private company issuers in which Man may invest or is contemplating investing on behalf of one or more of its clients or may maintain personal and/or business relationships with such an issuer or with an individual who serves on the board of directors of such an issuer. However, a material conflict of interest may not necessarily exist in the case where personnel serve on such a board on behalf, or at the behest or direction, of Man or a client. Nevertheless, Man will review these situations on a case-by-case basis to ascertain where actual material conflicts of interest exist.

11.1.2   Client affiliation

An institutional client may be affiliated with an issuer of the securities in which Man has invested or is considering investing on behalf of a client or clients. For example, where not prohibited under ERISA and other applicable law, Man may provide investment advisory services, for which it may receive compensation, to the pension plan of a public or private company in whose securities Man may invest on behalf of its clients.

11.1.3   Other Services

Man may provide other services, for which it may receive compensation or a direct or indirect benefit, to public or private company issuers of securities or other portfolio assets in which Man may invest or is considering investing on behalf of a client or clients.

11.2	Stewardship Committee

To the extent applicable and other than in relation to FRM, the Stewardship Committee will maintain a list, entitled “Proxy Watch List”, of issuers as to which it believes Man may have an actual or potential material conflict of interest with respect to voting proxies on behalf of its clients. The Proxy Watch List will be updated periodically and maintained by the Stewardship Committee. The Stewardship Team or relevant trading operations team will be provided with a copy of this list so that they can properly identify these issuers and forward their proxy ballot information to the Stewardship Committee for its information.

Any proxies of an issuer on the Proxy Watch List should be voted in accordance with the relevant proxy voting guidelines If a proxy with respect to a particular issuer as to which a material conflict of interest exists If there are no applicable proxy voting guidelines, the Stewardship Committee will determine how to vote and will document the basis for its decision.

If a member of the Stewardship Committee believes he/she has a material conflict of interest with regards to an issuer with respect to which a proxy is to be voted, he/she shall refrain from participating in a decision on such proxy. A majority vote of the participating voting members of the Stewardship Committee members is required for a final ruling on proxy issues.

12.   Record-keeping

In addition to the documents referred to in section 6 of this Policy, Man is required to maintain the following documents:

(i)	Man’s proxy voting policies and procedures, including this Policy, and any amendments thereto;
(ii)	Proxy Watch List;
(iii)	Proxy voting service’s conflict procedures;
(iii)	Any proxy voting guidelines or instructions provided by Proxy Clients;
(iv)	Proxy voting record;
(v)	Records required for Form N-PX (applicable to US SEC registered investment companies only);
(iii)	Written records of Proxy Client requests for proxy information and any written response to any (written or oral) Proxy Client request for information on how Man voted the proxies, including any emails; and
(iv)	A copy of the written disclosure provided to Proxy Clients that describes Man’s proxy voting policies and procedures and any related correspondence sent to Proxy Clients, including emails.

13.   Review

Man will periodically review this Policy, and evaluate the services provided by its proxy voting service companies and their respective proxy voting guidelines, in order to ensure compliance with current applicable regulatory requirements.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE